UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2012 (May 4, 2012)

Williams Controls, Inc.

(Exact name of Company as specified in its charter)

Delaware	0-18083	84-1099587

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

14100 SW 72nd Avenue
Portland, Oregon 97224

(Address of principal executive offices)

(503) 684-8600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 4, 2012, Scott J. Thiel, Vice President of Engineering and Development, left the Company. Mr. Thiel joined the Company in April 2004 and served as Vice President of Engineering and Development since October 2007.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

WILLIAMS CONTROLS, INC.

Date: May 9, 2012	By:	/s/ DENNIS E. BUNDAY

Dennis E. Bunday
Executive Vice President & Chief Financial Officer